Exhibit 10(t)(4)

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 21, 2005 by and among PLAYTEX PRODUCTS, INC., a Delaware corporation (“Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself as a Lender and as Agent, and the Requisite Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined), as amended hereby.

R E C I T A L S:

WHEREAS, Borrower, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement, dated as of February 19, 2004 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1	Definitions. As used in this Amendment,

“Amendment No. 4 Effective Date” has the meaning ascribed to it in Section 4 of this Amendment.

2             Amendments. From and after the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:

(a)          Section 3.1(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(b)        Indebtedness consisting of intercompany loans and advances made by (i) Borrower to any Guarantor or by a Guarantor to Borrower and (ii) Playtex Canada pursuant to Section 3.3(k);”

(b)          Section 3.1(h) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(h)        Indebtedness incurred by Playtex Canada (and (i) a guaranty thereof provided by Borrower and/or any Subsidiary of Playtex Canada and (ii) a pledge of Stock in Playtex Canada provided by Playtex International) owing to GE Capital or an Affiliate of GE Capital or to one or more lenders on behalf of

CH\800010.9

which GE Capital or an Affiliate of GE Capital acts as an agent in a principal amount not to exceed $25,000,000 in the aggregate at any time outstanding, provided, that no Credit Party (other than Borrower and Playtex International) shall have any direct or indirect obligation or liability for or with respect to any such Indebtedness; and”

(c)          Section 3.2(b) of the Credit Agreement is amended by replacing the phrase “(other than the Loan Documents” appearing therein with the phrase “(other than the Loan Documents and the Playtex Canada Credit Agreement”.

(d)          Section 3.3 of the Credit Agreement is amended by deleting the word “and” at the end of clause (i) thereof, by relettering clause (j) as clause (l) thereof, and by adding at the end of clause (i) thereof new clauses (j) and (k), which shall read in their entirety as follows:

“(j)         Investments by Borrower and any Subsidiary of Playtex Canada pursuant to its guaranty described in Section 3.1(h) and Investments by Playtex International pursuant to its pledge described in Section 3.1(h);

(k) Playtex Canada may make intercompany loans to one or more Guarantors (as defined in the Playtex Canada Credit Agreement) or to Personal Care Group Pty Ltd. in an aggregate principal amount not to exceed Cdn.$5,000,000; and”

(e)          Section 3.4(g) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(g)        Contingent Obligations of Borrower and any Subsidiary of Playtex Canada pursuant to its guaranty described in Section 3.1(h) and Contingent Obligations of Playtex International pursuant to its pledge described in Section 3.1(h);”

(f)           Section 3.8 of the Credit Agreement is amended by replacing the word “and” at the end of clause (e) thereof with a comma, by replacing the period at the end of clause (f) thereof with the phrase “, and” and by adding new clause (g) thereto, which shall read in its entirety as follows:

“(g)        Borrower’s guaranty and any guaranty of any Subsidiary of Playtex Canada described in Section 3.1(h) and Playtex International’s pledge described in Section 3.1(h).”

(g)          Section 3.14 of the Credit Agreement is amended by replacing (i) the phrase “and shall not cause or permit their Subsidiaries” with the phrase “and shall not cause or permit their Subsidiaries (other than Playtex Canada and any Subsidiary of Playtex Canada)” and (ii) the phrase “or shall cause or permit any Subsidiary thereof to”

2

CH\800010.9

with the phrase “or shall cause or permit any Subsidiary (other than Playtex Canada and any Subsidiary of Playtex Canada) thereof to”.

(h)          The Credit Agreement is hereby further amended by adding at the end of Section 9.20 thereof a new Section 9.21, which shall read in its entirety as follows:

“9.21.    Playtex Canada Credit Agreement. At all times on or before the Termination Date under and as defined in the Playtex Canada Credit Agreement, to the extent that Playtex Canada or any of its Subsidiaries (i) receives any Net Proceeds, insurance proceeds or other amounts which, in accordance with and pursuant to the Playtex Canada Credit Agreement, are required to be used to prepay or repay Loans under and as defined in the Playtex Canada Credit Agreement, or are otherwise required to be paid to the Agent under and as defined in the Playtex Canada Credit Agreement (and which amounts are in fact so used or paid), such Net Proceeds, insurance proceeds or other amounts shall not be required to be used to repay or prepay Loans or otherwise required to be paid to the Agent and (ii) is required to take any action under this Agreement or the other Loan Documents which would conflict with or result in a Default or Event of Default under and as defined in the Playtex Canada Credit Agreement, such action shall not be required to be taken by Playtex Canada or any of its Subsidiaries under this Agreement or any other Loan Document.”

3             Amendments to Annex A to the Credit Agreement. From and after the Amendment No. 4 Effective Date, Annex A to the Credit Agreement is hereby amended as follows:

(a)          The following definitions are added to Annex A to the Credit Agreement in their appropriate alphabetical order:

“Canadian Availability Block” means, at any time, any amount of the Dollar Equivalent of the Revolving Loan (as defined in the Playtex Canada Credit Agreement) outstanding under the Playtex Canada Credit Agreement at such time that exceeds the Dollar Equivalent of the aggregate of the Borrowing Base (as defined in the Playtex Canada Credit Agreement) at such time.”

“Canadian Dollars” “or “Cdn$” shall mean the lawful currency of Canada.

“Dollar Equivalent” means, with respect to any amount denominated in Dollars, such amount of Dollars, and with respect to any amount denominated in a currency other than Dollars, the amount of Dollars, as of any date of determination, into which such other currency (as the context may require) can be converted

3

CH\800010.9

in accordance with prevailing exchange rates, as determined by Agent in its reasonable discretion, on the applicable date.

“Playtex Canada Credit Agreement” means that certain Credit Agreement, dated as of November 21, 2005 by and among Playtex Canada, the other persons designated as “Credit Parties” thereto, the financial institutions from time to time party thereto as Lenders, and GE Canada Finance Holdings Company, a Nova Scotia unlimited liability company, as Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.”

(b)          The definition of the term “Permitted Encumbrances” is amended by deleting the word “and” at the end of clause (o) thereof, by replacing the period at the end of clause (p) of such definition with the phrase “ and” and by adding new clause (q) thereto, which shall read in its entirety as follows:

“(q)        Liens on the assets of Borrower, including the Stock in Borrower’s Subsidiaries held by Borrower, Liens on the assets of any Subsidiary of Playtex Canada, including the Stock in any Subsidiary thereof, and Liens on the Stock in Playtex Canada held by Playtex International, granted by Borrower, any Subsidiary of Playtex Canada and Playtex International solely to secure the Contingent Obligations of Borrower, any Subsidiary of Playtex Canada and Playtex International permitted by Section 3.4(g).”

(c)          The definition of the term “Borrowing Availability” is amended and restated to read in its entirety as follows:

“Borrowing Availability” means as of any date of determination the lesser of (i) the Maximum Amount less the Availability Block and (ii) the Borrowing Base less the sum of (A) Availability Block plus (B) Canadian Availability Block, in each case, less the sum of (a) the Revolving Loan then outstanding (including, without duplication, the outstanding balance of Letter of Credit Obligations and the Swing Line Loan then outstanding), (b) the Swing Line Loan then outstanding and (c) Reserves required by Agent in its reasonable credit judgment in accordance with this Agreement.

(d)          The definition of the term “Playtex Canada” is amended and restated to read in its entirety as follows:

“Playtex Canada” means Playtex Limited, an entity organized under the laws of Nova Scotia, Canada.

4             Conditions to Effectiveness. This Amendment shall be effective on the date (the “Amendment No. 4 Effective Date”) on which this Amendment shall have been duly executed

4

CH\800010.9

and delivered by the Borrower, each other Credit Party party hereto, Agent and the Requisite Lenders.

5             Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)          the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms;

(b)          upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby;

(c)          Neither the execution, delivery and performance of this Amendment by each Credit Party nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of such Credit Party’s certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof or which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(d)          no Default or Event of Default exists or will result after giving effect to this Amendment and the transactions contemplated hereby.

6	Miscellaneous.
	6.1	Effect; Ratification.

(a)          Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit

5

CH\800010.9

Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)          Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and Requisite Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

6.2          Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

6.3          Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

6.4	Loan Document. This Amendment shall constitute a Loan Document.

6.5          Costs And Expenses. As provided in Section 1.3(e) of the Credit Agreement, Borrower agrees to reimburse Agent for all reasonable and documented out-of-pocket fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment (it being understood and agreed that the documentation of counsel’s fees and expenses may omit information that such counsel reasonably deems privileged).

6.6          Reaffirmation. Each of the Credit Parties signatory hereto as Guarantor hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

6.7          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

[Signature Pages Follow]

6

CH\800010.9

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PLAYTEX PRODUCTS, INC., a Delaware corporation, as Borrower

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP & Corporate Controller

PLAYTEX SALES & SERVICES, INC., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP & Corporate Controller

PLAYTEX MANUFACTURING, INC., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: Treasurer

PLAYTEX INVESTMENT CORP., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP & Treasurer

PLAYTEX INTERNATIONAL CORP., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP & Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO CREDIT AGREEMENT

CH\800010.9

TH MARKETING CORP., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP Treasurer

SMILE-TOTE, INC., a California corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP Treasurer

SUN PHARMACEUTICALS CORP., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: Treasurer & CFO

PERSONAL CARE GROUP, INC., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP - Finance & Treasurer

PERSONAL CARE HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP - Finance & Treasurer

CAREWELL INDUSTRIES, INC., a New York corporation, as a Guarantor

By: /s/ JOHN J. MCCOLGAN

Name: John J. McColgan

Title: VP - Finance & Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO CREDIT AGREEMENT

CH\800010.9

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

Name: /s/ THOMAS BECK

Its Duly Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO CREDIT AGREEMENT

CH\800010.9

UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ RICHARD L. TAVROW

Name: Richard L. Tavrow

Title:

By: /s/ IRJA R. OTSA

Name: Irsa R. Otsa

Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO CREDIT AGREEMENT

CH\800010.9